                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. 1 )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[x]  Preliminary Proxy Statement         [ ] Confidential, for Use of the
                                             Commission Only (as permitted by
[ ]  Definitive Proxy Statement              Rule 14a-6(e)(2)

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           COVENTRY INDUSTRIES CORP.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ----------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

    ----------------------------------------------------------------------------

    (5) Total fee paid:

    ----------------------------------------------------------------------------



[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:

    ----------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

    ----------------------------------------------------------------------------

    (3) Filing Party:

    ----------------------------------------------------------------------------

    (4) Date Filed:

                           COVENTRY INDUSTRIES CORP.
                          7777 Glades Road, Suite 211
                           Boca Raton, Florida 33434
                 Telephone 561-488-4802 Facsimile 561-488-3419

                                                                  June   , 1998

Dear Stockholder:

         You are cordially invited to attend a Special Meeting of the Stockholders of Coventry Industries Corp. to be held on _________, June __, 1998 at 9:00 a.m. at Embassy Suites, 661 NW 53 Street, Boca Raton, Florida 33487.

         We hope you will attend the meeting in person. Whether you expect to be present and regardless of the number of shares you own, please mark, sign and mail the enclosed proxy in the envelope provided. Matters on which action will be taken at the meeting are explained in detail in the notice and proxy statement following this letter.

                                          Sincerely,

                                          /s/ Robert Hausman
                                          --------------------------------------
                                          Robert Hausman
                                          President and Chief Executive Officer

                                                   PRELIMINARY PROXY STATEMENT

                           COVENTRY INDUSTRIES CORP.
                          7777 GLADES ROAD, SUITE 211
                           BOCA RATON, FLORIDA 33434

                             --------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE , 1998

         Notice is hereby given that a Special Meeting of the Stockholders of Coventry Industries Corp. (the "Company") will be held at Embassy Suites, 661 NW 53 Street, Boca Raton, Florida 33487, at 9:00 a.m. on _________, June __, 1998 for the following purposes:

         1. To approve the possible issuance of in excess of 19.95% of the presently issued and outstanding Common Stock of the Company upon the conversion of the Company's 5% Convertible Preferred Stock ("5% Preferred Stock"), the possible payment of dividends on the 5% Preferred Stock in shares of Common Stock and to approve such other matters as may come before the meeting which are incident to the meeting.

         Holders of shares of the Company's Series A Preferred Stock, Series E Cumulative NonParticipating Preferred Stock, Series F 7% Cumulative Non-Participating Preferred Stock and Common Stock of record at the close of business on June 15, 1998 will be entitled to notice of and to vote at the meeting.

         Stockholders unable to attend the Special Meeting in person are required to read the enclosed Proxy Statement and then complete and deposit the Proxy together with the power of attorney or other authority, if any, under which it was signed, or a notarized certified copy thereof, with the Company prior to the commencement thereof. Stockholders who received the Proxy through an intermediary must delivery the Proxy in accordance with the instructions given by such intermediary.

                                          By Order of the Board of Directors

                                          /s/ Robert Hausman
                                          --------------------------------------
                                          Robert Hausman, President and Chief
                                          Executive Officer
June    , 1998

THE PROXY WHICH ACCOMPANIES THIS NOTICE OF SPECIAL MEETING OF STOCKHOLDERS CONTAINS MATERIAL INFORMATION CONCERNING THE MATTERS TO BE CONSIDERED AT THE MEETING, AND SHOULD BE READ IN CONJUNCTION WITH THIS NOTICE.

                                                   PRELIMINARY PROXY STATEMENT

                           COVENTRY INDUSTRIES CORP.
                          7777 GLADES ROAD, SUITE 211
                           BOCA RATON, FLORIDA 33434

                         (PRINCIPAL EXECUTIVE OFFICES)

                             --------------------

                                PROXY STATEMENT
                        SPECIAL MEETING OF STOCKHOLDERS

                             --------------------

                                 INTRODUCTION

         This Proxy Statement is being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of Coventry Industries Corp. (the "Company") for use at a Special Meeting of Stockholders of the Company (the "Meeting") to be held at Embassy Suites, 661 NW 53 Street, Boca Raton, Florida 33487, at 9:00 a.m. on _________, June __, 1998, and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Special Meeting of Stockholders. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about June , 1998.

         The close of business on June 15, 1998, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournment thereof. As of the record date, there were 3,049,798 shares of the Company's common stock, par value $.001 per share ("Common Stock"), 30 shares of Series A Preferred Stock, 115,000 shares of Series E Cumulative Non-Participating Preferred Stock and 75,000 shares of Series F 7% Cumulative NonParticipating Preferred Stock issued and outstanding, the only classes of the Company's securities entitled to vote at the Meeting.

         The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock, Series A Preferred Stock, Series E Cumulative Non-Participating Preferred Stock and Series F 7% Cumulative Non-Participating Preferred Stock entitled to vote on the record date is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes will be counted towards a quorum. If a quorum is not present or represented at the Meeting, the stockholders present at the Meeting or represented by proxy have the power to adjourn the Meeting from time to time, without notice other than an announcement at the Meeting, until a quorum is present or represented. At any such adjournment Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Meeting.

         The affirmative vote of a majority of the shares of Common Stock, Series A Preferred Stock, Series E Cumulative Non-Participating Preferred Stock and Series F 7% Cumulative NonParticipating Preferred Stock present in person or by proxy at the Meeting are required for approval of Proposal 1. Abstentions will have the same effect as a vote against a proposal and broker non-votes will be disregarded.

         All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies. IF NO DIRECTION IS INDICATED, THE SHARES WILL BE VOTED TO APPROVE THE POSSIBLE ISSUANCE OF IN EXCESS OF 19.95% OF THE PRESENTLY ISSUED AND OUTSTANDING COMMON STOCK UPON THE CONVERSION OF THE 5% PREFERRED STOCK, THE POSSIBLE PAYMENT OF DIVIDENDS ON THE 5% PREFERRED STOCK IN SHARES OF COMMON STOCK AND SUCH OTHER MATTERS WHICH ARE INCIDENT TO THE CONDUCT OF THE MEETING. The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy by one of the following methods: (a) execution and submission of a revised proxy, (b) written notice to the Secretary of the Company, or (c) voting in person at the Meeting.

                                  Proposal 1

        TO APPROVE THE POSSIBLE ISSUANCE OF IN EXCESS OF 19.95% OF THE
            PRESENTLY ISSUED AND OUTSTANDING COMMON STOCK UPON THE
           CONVERSION OF THE 5% CONVERTIBLE PREFERRED STOCK AND THE
                    POSSIBLE PAYMENT OF DIVIDENDS ON THE 5%
             CONVERTIBLE PREFERRED STOCK IN SHARES OF COMMON STOCK

Terms of the Private Placement

         On January 16, 1998 the Company sold 1,750 shares of its 5% Convertible Preferred Stock ("5% Preferred Stock"), at a purchase price of $1,000 per share ("Purchase Price"), to ProFutures Special Equities Fund, L.P., a Delaware limited partnership and an unaffiliated third party ("ProFutures") in a private transaction exempt from registration under the Securities Act of 1933, as amended (the "Act") pursuant to Section 4(2) of the Act. ProFutures is the only holder of 5% Preferred Stock. The designations, rights and preferences of the Preferred Stock are described below.

         The shares of 5% Preferred Stock are convertible at any time at the holder's option into shares of the Company's Common Stock at a conversion price determined by dividing the liquidation value of $1,000 per share by the conversion price, i.e., 80% of the average closing bid price of the Common Stock as reported on The Nasdaq SmallCap Market for the five (5) trading days immediately preceding the date of conversion. The holder of the 5% Preferred Stock does not have any preemptive or similar rights with respect to either the 5% Preferred Stock or the Common Stock.

         $500,000 of the Purchase Price paid for the 1,750 shares of 5% Preferred Stock, as well a certificate for 500 shares of 5% Preferred Stock, has been deposited in escrow by the purchaser with Atlas, Pearlman, Trop & Borkson, P.A., counsel for the Company, pending approval of this Proposal 1. by the Company's stockholders. Pursuant to the terms of the private placement, should the Company obtain stockholder approval, the purchaser will also purchase an additional 750 shares of 5% Preferred Stock at $1,000 per share, resulting in a sale of an aggregate of 2,500 shares of 5% Preferred Stock.

         The Company has agreed to register for resale the shares of Common Stock underlying the 5% Preferred Stock (the "Registerable Securities") under the Act in a registration statement on Form S-3 to be filed with the Securities and Exchange Commission (the "Commission") no later than 30 days from the closing date of the transaction. The Company has agreed to use its best efforts to cause such registration statement to become effective within 120 days from its filing, and thereafter to maintain an effective registration statement under the Act for a period of two years. In the event such registration statement is not declared effective by the Commission by May 17, 1998, being 121 days from closing date, the Company is subject to a cash penalty of 2% of the Purchase Price per month until the effectiveness thereof. As of the date hereof, the Company has not filed the registration statement. On March 31, 1998 the Company and ProFutures entered into an agreement whereby ProFutures agreed to waive the penalties which shall be due by the Company and extended the date by which the registration statement must be declared effective to July 1, 1998 in exchange for the Company issuing ProFutures a five (5) year warrant to purchase 250,000 shares of the Company's restricted Common Stock at an exercise price of $4.50. Pursuant to the terms of such warrant, the Company has also granted ProFutures piggy-back registration rights for the shares of Common Stock underlying such warrant. The aforedescribed $500,000 remains in escrow pending the outcome of the Special Meeting of Shareholders which is the subject of this Proxy Statement.

         Assuming the approval of this Proposal 1, and the sale of all 2,500 shares of 5% Preferred Stock, the gross proceeds to the Company from the sale of such stock would be $2,500,000. The Company received gross proceeds of $1,250,000 from the sale of the first 1,750 shares of 5% Preferred Stock, with the remaining $500,000 remaining in escrow as hereinbefore described. After payment of the fees and expenses totaling approximately $175,000, or approximately 14% of the gross proceeds (including $125,000 payable to European Equity Partners, Inc., an NASD member firm which served as placement agent, and approximately $35,000 in legal fees related to this proxy and the registration statement), the Company received net proceeds of approximately $1,090,000. The Company used these proceeds for general working capital, including, but not limited to, inventory purchases and reduction of accounts payable. Should the Company obtain stockholder approval for this Proposal 1, the gross proceeds to the Company will be $1,250,000, representing the $500,000 presently held in escrow and $750,000 from the purchase of the additional 750 shares of 5% Preferred Stock. After payment of placement fees to European Equity Partners, Inc. of $125,000, or 10% of the gross proceeds, the net proceeds to the Company will be $1,125,000. Such net proceeds will be used by the Company as general working capital.

         Rule 4460(i)(1)(D) of The Nasdaq Stock Market, Inc. Nasdaq Marketplace Rules requires certain companies whose securities are traded on the Nasdaq SmallCap Market (such as the Company) to obtain stockholder approval prior to issuing common stock (or shares convertible into common stock) in a transaction other than a public offering at a price less than the market value of the common stock when the amount of common stock to be issued (or issuable upon conversion) is or will be greater than 20% of the common stock or voting power of the company outstanding prior to issuance. The initial purchase of 1,250 shares of 5% Preferred Stock did not require stockholder approval pursuant to Rule 4460(i)(1)(D) as the ability of the purchaser to convert the shares of 5% Preferred Stock is presently limited to a conversion of up to 526,034 shares of the Company's Common Stock (the "Maximum Control Shares"), being a maximum of 19.95% of the then currently issued and outstanding Common Stock. The Company, however, must obtain stockholder approval of this Proposal 1 prior to the release of the escrowed cash and stock and the sale of the remaining 750 shares of 5% Preferred Stock. Initially, the terms of the purchase provided that in the event the Company did not obtain stockholder approval of this Proposal 1 prior to March 31, 1998, (i) the $500,000 in escrow would be returned to ProFutures and the certificate for the 500 shares of 5% Preferred Stock would be canceled, (ii) concurrently the Company would pay to ProFutures the sum of $50,000 as liquidated damages, (iii) ProFutures would not be obligated to purchase the remaining 750 shares of 5% Preferred Stock, and (iv) on the day immediately following the date of issuance of the Maximum Control Shares, the Company would redeem all remaining shares of issued and outstanding 5% Preferred Stock not so converted (due to the numerical limitation) at a price of $1,300 per share.

         Assuming approval of this Proposal 1, the ultimate number of shares of Common Stock into which the remaining 1,250 shares of 5% Preferred Stock are convertible is unknown at this time. However, based upon a closing bid price of [$3.25] per share (the closing bid price of the Company's Common Stock on [March 23, 1998], being the lowest closing bid price of the Company's Common Stock as reported on The Nasdaq Small Cap Market during the preceding 90 consecutive trading days), assuming the conversion of all 2,500 shares of 5% Preferred Stock, the Company would issue an additional [961,538] shares of Common Stock. Such [961,538] shares of Common Stock would represent approximately [32 %] of the currently issued and outstanding Common Stock, or approximately [24%] of the Company's issued and outstanding Common Stock, giving proforma effect to such issuance. The amount of shares and percentage of Common Stock ultimately issuable upon conversion of all 2,500 shares of 5% Preferred Stock may increase or decrease substantially, depending on changes in the closing bid price of the Company's Common Stock. Based upon the ultimate number of shares of Common Stock into which the 5% Preferred Stock would be convertible, and assuming the approval of this Proposal 1, the subsequent conversion of all 2,500 shares of 5% Preferred Stock by ProFutures could result in ProFutures having effective voting control of the Company.

5% Convertible Preferred Stock

         The Company is authorized to issue up to 2,000,000 shares of preferred stock, par value $.0001 per share, issuable in such series and bearing such voting, dividend, conversion, liquidation and other rights and preferences as the Board of Directors may determine. As of May 29, 1998 there were 30 shares of Series A Preferred Stock, 30,000 shares of Series C Preferred Stock, 115,000 shares of Series E Cumulative Non-Participating Preferred Stock and 75,000 shares of Series F 7% Cumulative Non-Participating Preferred Stock issued and outstanding, none of which have conversion rights. In addition, in connection with the aforedescribed private placement, the Company designated a series of 2,500 shares of 5% Convertible Preferred Stock, of which 1,250 shares are presently issued and outstanding. The balance of 1,777,470 shares of preferred stock remaining without designation.

         The following is a summary description of the preferences, rights and limitations of the 5% Convertible Preferred Stock as set forth in the Articles of Amendment to the Articles of Incorporation of the Company as filed with the Secretary of State of Florida on January 20, 1998.

Voting Rights

         The shares of 5% Preferred Stock carry no voting rights.

Dividends

         The holders of the 5% Preferred Stock are entitled to cumulative dividends at the rate of $50 per share per annum, accrued daily and payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year in preference and priority to any payment of any dividend on the Common Stock or any other class or series of stock of the Company. The dividends are payable in cash or in shares of the Company's Common Stock providing the shares of Common Stock issuable upon the conversion of the 5% Preferred Stock have been registered under the Act.

Liquidation Preference

         The 5% Preferred Stock has a face value of $1,000 per share (the "Face Value"). The liquidation preference is Face Value, plus any accrued but unpaid dividends.

Redemption

         At any time commencing on May 17, 1998 (121 days from the closing date), upon 20 days notice the Company has the right to redeem any outstanding shares of 5% Preferred Stock at a redemption price of $1,300 per share, plus any accrued but unpaid dividends (the "Redemption Value").

Optional Conversion

         The shares of 5% Preferred Stock are convertible at the holder's option into shares of the Company's Common Stock at a conversion price determined by dividing the liquidation value of $1,000 per share by the conversion price, i.e., 80% of the average closing bid price of the Common Stock as report on The Nasdaq SmallCap Market for the five (5) trading days immediately preceding the date of conversion.

Liquidated Damages

         The Company is obligated to pay the holder of the 5% Preferred Stock liquidated damages of $500 per day plus an amount equal to 2% of the Purchase Price of the shares for the first 30 day period after the date on which the Common Stock should have been issued by the Company or the 5% Preferred Stock redeemed, plus an amount equal to 3% of the total Purchase Price of the shares of 5% Preferred Stock for each subsequent 30 day period.

         THE BOARD OF DIRECTORS HAS APPROVED THE OFFERING AND RECOMMENDS A VOTE FOR THE APPROVAL OF THE OFFERING. SUCH APPROVAL REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE COMMON STOCK REPRESENTED IN PERSON OR BY PROXY AT THE MEETING.

                                STOCK OWNERSHIP

         As of May 29, 1998 there were 3,049,798 shares of Common Stock, 30 shares of Series A Preferred Stock, 115,000 shares of Series E Cumulative Non-Participating Preferred Stock and 75,000 shares of Series F 7% Cumulative Non-Participating Preferred Stock issued and outstanding, all of which are voting securities of the Company. Neither the 30,000 shares of Series C Preferred Stock which are issued and outstanding nor the 5% Preferred Stock which is the subject of this Proxy have voting rights. Other than the 5% Preferred Stock, no series of preferred stock is convertible or exchangeable into Common Stock. The following table sets forth, as of May 29, 1998, certain information with respect to the beneficial ownership of each class of the Company's voting securities by (i) each person known to the Company who beneficially owns more than 5% of each class of the Company's voting securities (ii) each director; (iii) all named executive officers, (iv) all directors and officers as a group:


Series A Preferred Stock
------------------------
                                                                                                 Percentage of
                                                                                                 Blended Voting
                                                                                                 Power Assuming
Name and                   Amount of                 Percentage        Percentage                Conversion of
Address of                 Beneficial                of                of Blended                2,500 Shares of
of Beneficial Owner        Ownership of Stock        Class             Voting Power(1)           5% Preferred Stock
-------------------        ------------------        -----             ---------------           ------------------
Outside Industrial         30                        100%               (2)                      (2)
Services, Inc. (3)
2415 Sycamore Drive
Knoxville, TN  37921

All Officers and
Directors as a
Group (four persons)       none                      n/a               n/a                       n/a


Series E Cumulative Non-Participating Preferred Stock
-----------------------------------------------------
                                                                                                 Percentage of
                                                                                                 Blended Voting
                                                                                                 Power Assuming
Name and                   Amount of                 Percentage        Percentage                Conversion of
Address of                 Beneficial                of                of Blended                2,500 Shares of
of Beneficial Owner        Ownership of Stock        Class             Voting Power(1)           5% Preferred Stock
-------------------        ------------------        -----             ---------------           ------------------
Robert Hausman             115,000                   100%              12.4%(4)                   9.6%(4)(7)
7777 Glades Road
Suite 211
Boca Raton, FL  33433

All Officers and
Directors as a
Group (four persons)       115,000                   100%              16.4%(4)(6)(7)            12.8%(4)(6)(7)

Series F 7% Cumulative Non-Participating Preferred Stock
--------------------------------------------------------
                                                                                                 Percentage of
                                                                                                 Blended Voting
                                                                                                 Power Assuming
Name and                   Amount of                 Percentage        Percentage                Conversion of
Address of                 Beneficial                of                of Blended                2,500 Shares of
of Beneficial Owner        Ownership of Stock        Class             Voting Power(1)           5% Preferred Stock
-------------------        ------------------        -----             ---------------           ------------------

Eric Deckinger and         75,000                    100%              2.3%                      1.8%(7)
Adrienne Deckinger
7099 Valencia Drive
Boca Raton, FL 33433

All Officers and
Directors as a
Group (four persons)            0                    n/a               n/a                       n/a

Common Stock
------------
                                                                                                 Percentage of
                                                                                                 Blended Voting
                                                                                                 Power Assuming
Name and                   Amount of                 Percentage        Percentage                Conversion of
Address of                 Beneficial                of                of Blended                2,500 Shares of
of Beneficial Owner        Ownership of Stock        Class             Voting Power(1)           5% Preferred Stock
-------------------        ------------------        -----             ---------------           ------------------

Robert Hausman             327,300(5)                 9.6%             12.4%(4)                  10.9%(4)(7)
7777 Glades Road
Suite 211
Boca Raton, Florida 33434




                                                                                                 Percentage of
                                                                                                 Blended Voting
                                                                                                 Power Assuming
Name and                   Amount of                 Percentage        Percentage                Conversion of
Address of                 Beneficial                of                of Blended                2,500 Shares of
of Beneficial Owner        Ownership of Stock        Class             Voting Power(1)           5% Preferred Stock
-------------------        ------------------        -----             ---------------           ------------------
C. Lawrence Rutstein        27,300(6)                (2)               (2)                       (2)(7)
7777 Glades Road
Suite 211
Boca Raton, Florida 33434

Lester Gann                121,481                    4.0%              3.8%                     2.9%(7)
2415 Sycamore Drive
Knoxville, Tennessee 37921

Marc Weisz                     100                   (2)               (2)                       (2)(7)
498 Cambridge Lane
Weston, Florida 33326

ProFutures Special Equities      0                   n/a               n/a                        23.1%(7)
  Fund, L.P.
1310 Highway 620 South
Suite 200
Austin, Texas 78734

All officers and           444,081                   13.8%             16.4%(4)(6)(7)             9.6%(4)(6)(7)
Directors as a group
(four persons)(5)(6)

(1) Blended voting power represents the total voting power of the named individual or entity calculated as a percentage of all presently issued and outstanding voting securities of the Company.
(2) Represents less than 1%.
(3) Outside Industrial Services, Inc. is a subsidiary of the Company.
(4) Includes (i) 115,000 shares of Series E Cumulative Non-Participating Preferred Stock (ii) 100,000 shares of Common Stock (iii) options to acquire 100,000 shares of the Company's Common Stock at an exercise price of $5.00 per share and an options to acquire an additional 100,000 shares of the Company's Common Stock at an exercise price of $4.00 granted pursuant to Mr. Hausman's management agreement with the Company and (iv) options to acquire 7,500 shares of the Company's Common Stock at an exercise price of $2.00 per share granted pursuant to the Company's 1997 Stock Option Plan.
(5) Includes (i) 100,000 shares of Common Stock (ii) options to acquire 100,000 shares of the Company's Common Stock at an exercise price of $5.00 per share and an options to acquire an additional 100,000 shares of the Company's Common Stock at an exercise price of $4.00 granted pursuant to Mr. Hausman's management agreement with the Company and (iii) options to acquire 7,500 shares of the Company's Common Stock at an exercise price of $2.00 per share granted pursuant to the Company's 1997 Stock Option Plan. Also includes 19,800 shares of Common Stock owned by Barbara Hausman, his spouse, however, pursuant to Rule 16a-3 of the Securities Exchange Act of 1934, Mr. Hausman disclaims beneficial ownership of the shares held by his spouse.
(6) Includes options to acquire 7,500 shares of the Company's Common Stock at an exercise price of $2.00 per share granted pursuant to the Company's 1997 Stock Option Plan. Also includes 19,800 shares of Common Stock owned by Ronna Newman Rutstein, his spouse, however, purusant to Rule 16a-3 of the Securities Exchange Act of 1934, Mr. Rutstein disclaims beneficial ownership of the shares held by his spouse.
(7) Assumes the approval of Proposal 1 set forth herein and the conversion of 2,500 shares of 5% Preferred Stock into 961,538 shares of Common Stock based upon the assumptions hereinbefore set forth.

                                 OTHER MATTERS

         Management is not aware of any other matters to be presented for action at the Meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matter.

                             COST OF SOLICITATION

         The Company will bear the costs of the solicitation of proxies from its stockholders. In addition to the use of the mail, proxies may be solicited by directors, officers and regular employees of the Company in person or by telephone or other means of communication. The directors, officers and employees of the Company will not be compensated additionally for the solicitation but may be reimbursed for out-of-pocket expenses in connection with the solicitation. Arrangements are also being made with brokerage houses and any other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Company, and the Company will reimburse the brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.

                             STOCKHOLDER PROPOSALS

         Proposals of stockholders of the Company which are intended to be presented by such stockholders at the 1998 Annual Meeting must be received by the Company no later than July 1, 1998 in order to have them included in the proxy statement and form of proxy relating to that meeting.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/ Robert Hausman
                                             -----------------------------------
                                             Robert Hausman, President and
                                             Chief Executive Officer
June __, 1998

                           COVENTRY INDUSTRIES CORP.

                        SPECIAL MEETING OF STOCKHOLDERS

                                 JUNE __, 1998

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COVENTRY INDUSTRIES CORP. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW.

The undersigned stockholder of Coventry Industries Corp. (the "Company") hereby appoints Robert Hausman the true and lawful attorney, agent and proxy of the undersigned with full power of substitution for and in the name of the undersigned, to vote all of the shares of Common Stock of the Company which the undersigned may be entitled to vote at the Special Meeting of Stockholders of the Company to be held at Embassy Suites, 661 NW 53 Street, Boca Raton, Florida 33487, on _________, June __, 1998 at 9:00 a.m., and any and all
adjournments thereof, with all of the powers which the undersigned would possess if personally present, for the following purposes:

                                               FOR        AGAINST        ABSTAIN
1. To approve the possible                     [ ]          [ ]            [ ]
   issuance of in excess
   of 19.95% of the presently
   issued and outstanding
   Common Stock upon the
   conversion of the 5%
   Convertible Preferred Stock,
   the possible payment of dividends
   on the 5% Convertible Preferred
   Stock in shares of Common Stock and
   on any other matters incident to Proposal
   1 contained in the Proxy Statement
   accompanying this Proxy

THIS PROXY WILL BE VOTED FOR THE CHOICE SPECIFIED. IF NO CHOICE IS SPECIFIED FOR PROPOSAL 1, THIS PROXY WILL BE VOTED FOR THAT ITEM.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated June __, 1998.

DATED:
      ________________________             _____________________________________
                                           (Signature)

                                           _____________________________________
                                           (Signature if jointly held)

                                           _____________________________________
                                           (Printed name(s))

                                           Please sign exactly as name appears
                                           on the stock certificate(s). Joint
                                           owners should each sign. Trustees
                                           and others acting in a
                                           representative capacity should
                                           indicate the capacity in which they
                                           sign.